Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

On January 17, 2018, the Company and VPEG entered into a second amendment to the VPEG Loan Agreement and VPEG Note, pursuant to which the parties agreed (i) to extend the maturity date to a date that is five business days following VPEG’s written demand for payment on the VPEG Note; (ii) that VPEG will have the option but not the obligation to loan the Company additional amounts under the VPEG Note on the same terms upon the written request from the Company; and (iii) that, in the event that VPEG exercises its option to convert the note into shares of common stock at any time after the maturity date and prior to payment in full of the principal amount of the VPEG Note, the Company shall issue to VPEG a five year warrant to purchase a number of additional shares of common stock equal to the number of shares issuable upon such conversion, at an exercise price of $1.52 per share, and containing a cashless exercise feature and such other provisions as mutually agreed to by the Company and VPEG.

During the period of January 1, 2018 through March 21, 2018 the Company received additional loan proceeds of $432,000 from VPEG.

During the period of January 1, 2018 through March 21, 2018 the Company received additional cash contributions of $55,000 from AVV.

On January 24, 2018, all shares of Series C Preferred Stock were converted into common stock in accordance with the terms of the Series C Certificate of Designation. As a result, the Company issued an aggregate of 940,272 shares of common stock.

On February 5, 2018, the Company filed a certificate of withdrawal for the Series C Certificate of Designation to remove the designation of Series C Preferred Stock and return all shares to undesignated preferred stock of the Company.